UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: September 1, 2011
(Date of earliest event reported)
EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718	36-3857664
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification
incorporation or organization)		Number)

Two North Riverside Plaza, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
(312) 279-1400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
     Equity LifeStyle Properties, Inc., through its operating partnership (collectively, the “Company”), previously entered into purchase and other agreements to acquire a portfolio of 75 manufactured home communities and one RV resort (the “Acquisition Properties”) containing 31,167 sites on approximately 6,500 acres located in 16 states (primarily located in Florida and the northeastern region of the United States) and certain manufactured homes and loans secured by manufactured homes located at the Acquisition Properties for a stated purchase price of $1.43 billion (the “Acquisition”).
     On September 1, 2011, the Company closed on seven of the Acquisition Properties along with manufactured homes and loans secured by manufactured homes located at such seven properties for a stated purchase price of approximately $160 million. The purchase price in connection with the closing of the seven Acquisition Properties was funded with (i) the issuance of 46,207 shares of its common stock (the “Common Stock”) to the seller with an aggregate stated value of approximately $3 million, (ii) the issuance of 956,255 shares of Series B Subordinated Non-Voting Cumulative Preferred Stock (“Series B Preferred Stock”) to the seller with an aggregate stated value of approximately $55 million, and (iii) the assumption of approximately $102 million of mortgage debt secured by the seven Acquisition Properties.
     See the Company’s Form 8-K filed on August 1, 2011 and July 1, 2011 for further information about the previous closings on 51 of the Acquisition Properties.
Item 3.02. Unregistered Sales of Equity Securities.
     The issuance of the Common Stock and the Series B Preferred Stock to Hometown, and the issuance of the Series H Subordinated Non-Voting Cumulative Redeemable Preference Units (the “Series H Units”) by the Operating Partnership to the General Partner, and the issuance by the General Partner to the Company of the Series H Subordinated Non-Voting Cumulative Redeemable Preferred Stock (the “Series H Preferred Stock”) are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. The terms of the Series H Preferred Stock and the Series H Units are set forth in Item 1.01 of the Form 8-K filed by the Company on July 1, 2011.
     The information set forth above in “Item 2.01 — Completion of Acquisition or Disposition of Assets” is incorporated herein by reference.
Item 8.01. Other Events.
     The Company has undertaken a preliminary assessment of the impact of Hurricane Irene on its operations. A number of the Company’s locations on the east coast of the United States were closed during the weekend of August 27th due to power outages and other weather related issues while Hurricane Irene moved north up the east coast. A few properties remain closed and will not be open over Labor Day weekend. We expect that the primary impact to our property operations will be costs to clean-up flood damage and other items such as windblown debris, falling trees and tree branches as well as reduced transient RV income due to property closures. The Company currently estimates the impact on income from property operations as a result of Hurricane Irene to be less than $1.5 million.
     This report contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be” and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding the Company’s expectations, goals or intentions regarding the future, statements regarding the anticipated closings of Acquisition and the expected effect of the Acquisition on the Company. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:
•	the Company’s ability to control costs, real estate market conditions, the actual rate of decline in customers, the actual use of sites by customers and its success in acquiring new customers at its Properties (including those that it may acquire);

•	the Company’s ability to maintain historical rental rates and occupancy with respect to Properties currently owned or that the Company may acquire;

•	the Company’s assumptions about rental and home sales markets;

•	the Company’s assumptions and guidance concerning 2011 estimated net income and funds from operations;

•	in the age-qualified Properties, home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;

•	results from home sales and occupancy will continue to be impacted by local economic conditions, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;

•	impact of government intervention to stabilize site-built single family housing and not manufactured housing;

•	the completion of the Acquisition in its entirety and future acquisitions, if any, and timing and effective integration with respect thereto and the Company’s estimates regarding the future performance of the Acquisition Properties;

•	the Company’s inability to secure the contemplated debt financings to fund a portion of the stated purchase price of the Acquisition on favorable terms or at all and the timing with respect thereto;

•	unanticipated costs or unforeseen liabilities associated with the Acquisition;

•	ability to obtain financing or refinance existing debt on favorable terms or at all;

•	the effect of interest rates;

•	the dilutive effects of issuing additional securities;

•	the effect of accounting for the entry of contracts with customers representing a right-to-use the Properties under the Codification Topic “Revenue Recognition;” and

•	other risks indicated from time to time in the Company’s filings with the Securities and Exchange Commission.
     These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
     As of September 1, 2011, Equity LifeStyle Properties, Inc. owns or has an interest in 365 quality properties in 32 states and British Columbia consisting of 134,005 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
     The information contained in the attached exhibit is unaudited and should be read in conjunction with the Registrant’s annual and quarterly reports filed with the Securities and Exchange Commission.

Exhibit 99.1	Equity LifeStyle Properties, Inc. press release dated September 1, 2011, “ELS Announces Closings on Seven Properties, Completed 58 Closings Since July 1st”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.

By:	/s/ Michael B. Berman Michael B. Berman
Executive Vice President and
Chief Financial Officer
Date: September 2, 2011